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                         METROPOLITAN SERIES FUND, INC.

                        SCUDDER GLOBAL EQUITY PORTFOLIO
                  STATE STREET RESEARCH MONEY MARKET PORTFOLIO
                      STATE STREET RESEARCH BOND PORTFOLIO
                    LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

                       SUPPLEMENT DATED FEBRUARY 6, 2002
                      TO THE PROSPECTUS DATED MAY 1, 2001

     The following information supplements the Metropolitan Series Fund, Inc. prospectus dated May 1, 2001. You should keep this Supplement to the Prospectus for future reference.

SCUDDER GLOBAL EQUITY PORTFOLIO

     Deutsche Bank AG has entered into a definitive agreement to purchase all of the stock of Zurich Scudder Investments, Inc., the sub-investment manager of the Portfolio. The closing (the "Closing") is expected to occur during the first half of 2002. The name of the sub-investment manager is currently expected to change to "Deutsche Investment Management, Inc." As a legal change of control, the Closing will automatically cause the Portfolio's existing Sub-Investment Management Agreement to terminate. On February 5, 2002, the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund") voted unanimously to approve, commencing with the Closing, a new sub-investment management agreement with substantially the same terms and conditions as the existing agreement.

STATE STREET RESEARCH MONEY MARKET PORTFOLIO
STATE STREET RESEARCH BOND PORTFOLIO
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

     On February 5, 2002, the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund") voted unanimously to approve, subject to shareholder approval, a proposal to reorganize each Portfolio into the respective Series of the New England Zenith Fund (the "Zenith Fund") or the Met Investors Series Trust ("Met Investors Trust") listed below (each, an "Acquiring Fund"). If shareholders of a Portfolio approve the proposal, all of the assets of the Portfolio will be transferred to the respective Acquiring Fund and shareholders of each Portfolio will receive shares of the Acquiring Fund in exchange for their shares of the Portfolio. Shareholders of each Portfolio are scheduled to vote on the proposal at a special meeting to be held on April 23, 2002. If approved on that date, the reorganizations are scheduled to be occur on April 29, 2002. Shareholders will be mailed information detailing the proposal on or about March 15, 2002. Until then, the operation of the Portfolios will remain unchanged.

     If approved, the State Street Research Money Market Portfolio will be reorganized into the State Street Research Money Market Series of the Zenith Fund; the State Street Income Portfolio will be reorganized into the State Street Research Bond Income Series of the Zenith Fund; and the Loomis Sayles High Yield Portfolio will reorganize into the Lord Abbet Bond Debenture Portfolio of Met Investors Trust.